Fourth Quarter 2005 Earnings & 2006 Forecast Conference Call February 3, 2006

Safe Harbor Certain statements and information included in this presentation, including all of the 2006 forecast information, are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of certain customers in our SCS business segment, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in market conditions affecting the commercial rental market or the sale of used vehicles, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates and accruals, changes in general economic conditions, sudden changes in fuel prices, availability of qualified drivers, our ability to manage our cost structure, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Fourth Quarter 2005 Results 2006 Forecast Financial Objectives Q & A

4th Quarter Results Overview Reported net earnings per diluted share were $0.92 vs. $0.96 in 4Q04 4Q05 included $0.03 benefit from discontinued operations and $0.04 charge from cumulative effect of accounting change Earnings per diluted share from continuing operations were $0.93, up 13% from a comparable $0.82 in 4Q04 Comparable 4Q04 results exclude $0.14 net tax benefit associated with resolution of tax matters Comparable 4Q05 and 4Q04 results include restructuring costs of $0.04 and $0.03, respectively Fleet Management Solutions (FMS) total revenue up 7% and operating revenue up 1% vs. prior year Full service lease revenue increased 1%; U.S. lease revenue up 2% Commercial rental revenue flat; higher pricing offsetting lower fleet count FMS net before tax earnings (NBT) up 3% FMS NBT percent of operating revenue up 30 basis points to 12.7% FMS earnings positively impacted by improved U.S. rental and lease results and lower overheads, partially offset by lower margins in the U.K. business

4th Quarter Results Overview (cont'd) Supply Chain Solutions (SCS) total revenue up 31% (and operating revenue up 12%) vs. prior year, reflecting increased managed subcontracted transportation as well as new and expanded business SCS net before tax earnings (NBT) up 22% SCS NBT percent of operating revenue up 50 basis points to 5.1% SCS earnings positively impacted by new and expanded business as well as lower overhead spending Dedicated Contract Carriage (DCC) total revenue up 11% (and operating revenue up 10%) vs. prior year; increase due to new and expanded business as well as higher fuel costs passed through to customers DCC net before tax earnings (NBT) up 52% DCC NBT percent of operating revenue up 200 basis points to 7.5% DCC earnings positively impacted by revenue growth from new and expanded business as well as lower safety costs

Earnings Per Share Fourth Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable EPS from continuing operations excludes net tax benefit in 2004. (2) Calculated based on a 12-month rolling period.

Earnings Per Share Full Year (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable EPS from continuing operations excludes gain from headquarters complex sale in 2004 and net tax benefits in 2004 and 2005. (2) Calculated based on a 12-month rolling period

Business Segment Fourth Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable earnings from continuing operations excludes net tax benefit in 2004. (2) Allocation of Restructuring and Other Charges, Net across business segments was as follows: FMS - $(3.3), SCS - $(0.7) in 2005 and FMS - $(1.6), SCS - $(0.2) and DCC - $(1.0) in 2004 ($ Millions)

Business Segment (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable earnings from continuing operations excludes gain from headquarters complex sale in 2004 and net tax benefits in 2004 and 2005. (2) Allocation of Restructuring and Other Recoveries/(Charges), Net across business segments was as follows: FMS - $(2.7) and SCS - $(0.7) in 2005 and FMS - $(4.3), SCS - $(1.9), DCC - $(0.5) and CSS - $24.4 in 2004 Full Year ($ Millions)

Capital Expenditures Full Year ($ Millions)

Asset Management Update Note: U.S. only The overall number of vehicles sold in the fourth quarter was 5,614; up 32% compared with prior year Increased wholesale activity to dispose of older vehicles Used tractor retail sales proceeds up 8% per unit vs. prior year period; up 4% from third quarter 2005 Used truck retail sales proceeds down 5% per unit vs. prior year period; up 2% from third quarter 2005 Vehicles not yet earning revenue are 1,692; down 245 from prior year Vehicles no longer earning (NLE) revenue are 6,934; up 556 or 9% over prior year driven by a larger used vehicle inventory NLE vehicles down 295 units or 4% vs. the third quarter 2005 4,742 of these units are held for sale at the used truck centers Commercial rental fleet down 1,900 units or 5% from prior year

Free Cash Flow (1) Includes non-cash restructuring and other recoveries, net (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment (3) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures Full Year ($ Millions)

Debt to Equity Ratio Strong balance sheet to support profitable growth Note: Includes impact of accumulated net pension related equity charge of $221 million as of 12/31/05 and $189 million as of 12/31/04. (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (2) Represents long term total obligations to equity target while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Contents Fourth Quarter 2005 Results 2006 Forecast Financial Objectives Q & A

Key Assumptions / Drivers We anticipate moderate economic growth conditions during 2006 Diesel price per gallon assumed to decrease 10%; will impact gross revenue growth rate Fleet Management Solutions Improvement in lease/maintenance customer retention and new sales levels due to continuing initiatives As expected, continued heavy lease fleet replacement cycle Stable rental demand with growth in rental transactions; increasing returns due to asset management initiatives Flat rental fleet while continuing to increase pricing and utilization levels Continued strong gains on sale of vehicles due to higher volume of used vehicle sales; stable used vehicle pricing Continued execution of cost containment and process improvement initiatives

Key Assumptions / Drivers Supply Chain Solutions and Dedicated Contract Carriage Conversion of strong sales pipeline and strong level of customer retention Continue diversification of customer base Management of automotive volume impacts Expand capabilities and volume of transportation management Continue focus on overhead reductions and cost containment Selective investments to support future growth such as building stronger Asian presence including China operations Ryder System's earnings improvement stems primarily from leverage on revenue growth with continuing contribution through cost reductions

Key Financial Statistics (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable earnings and comparable EPS exclude net tax benefit in 2005. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted Transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. Note: Earnings per share amount are calculated independently for each component and may not be additive due to rounding. ($ Millions, Except Per Share Amounts)

2006 Causes of EPS Change (1) Excludes $0.12 benefit from Ohio tax change (2) Includes net impact of share repurchase plan ($ Earnings Per Share) $0.32 - 0.47 or 9 - 14% Improvement (2)

Business Segment Revenue

Business Segment Earnings Full Year ($ Millions) (1) Operating revenue excludes fuel services revenue in Fleet Management Solutions and Subcontracted Transportation in Supply Chain Solutions and Dedicated Contract Carriage.

EPS Forecast (1) Non-GAAP financial measure. Excludes net tax benefit in 2005. ($ Earnings Per Share) Note: 2006 EPS Forecast includes $0.10 impact of stock option expense starting 1/1/06.

Capital Expenditures, Free Cash Flow & Leverage Full Year ($ Millions) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures.

Capital Expenditures Full Service Lease: Capital for lease vehicles is only committed after contracts are signed with customers 2006 lease capital expenditures include: Replacement spending of $1.1 billion Growth spending of $120 - $205 million Growth capital represents an investment which results in $20 - $35 million of incremental 2006 revenue or $40 - $75 million of annualized revenue 2007 lease replacement capital projected to decline due to a 30% decrease in lease contracts scheduled to expire Commercial Rental: 2006 rental capital expenditures include: Replacement spending of $220 million

Summary Focus on strong customer retention and new business development Accelerate growth in full service lease and contract maintenance product lines Continue growth in supply chain solutions, dedicated contract carriage and commercial rental product lines Continue emphasis on prudent capital allocation; manage capital over replacement cycle Utilize balance sheet capacity to replenish fleet and grow Sustain focus on cost management and process improvements, while investing in sales and operational capabilities Drive growth across all product lines while continuing to demonstrate earnings leverage

Contents Fourth Quarter 2005 Results 2006 Forecast Financial Objectives Q & A

Financial Objectives (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. 2005 earnings per share growth excludes a net tax benefit. (2) Excludes acquisitions.

Q & A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) Fourth Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Fleet Management Solutions (FMS) Full Year (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by sudden increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Supply Chain Solutions (SCS) Fourth Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. ($ Millions)

Supply Chain Solutions (SCS) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. Full Year ($ Millions)

Dedicated Contract Carriage (DCC) Fourth Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. ($ Millions)

Dedicated Contract Carriage (DCC) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted Transportation is deducted from total revenue to arrive at operating revenue as Subcontracted Transportation is largely a pass through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in Subcontracted Transportation. Full Year ($ Millions)

Central Support Services (CSS) Fourth Quarter ($ Millions)

Central Support Services (CSS) Full Year ($ Millions)

Balance Sheet ($ Millions) Note: We determined that the portion of the acquisition cost of revenue earning equipment and service vehicles allocated to tires in service should be classified together with the related revenue earning equipment and service vehicles instead of as a current asset on our Consolidated Balance Sheet. The reclassification of tires in service to revenue earning equipment and service vehicles decreased current assets by $176 million and increased revenue earning equipment, net by $175 million and operating property and equipment, net by $1 million at December 31, 2004.

Redeployments Extensions Early Terminations Early Replacements FY 00 4496 2143 7012 3815 FY 01 5543 2850 7229 1416 FY 02 5650 5313 6253 1094 FY 03 4750 4167 4938 967 FY 04 4596 3042 5008 1584 FY 05 4095 3980 4170 1589 Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle. (b)

Non-Revenue Earning Equipment (a) Units Not Yet Earning Revenue - "NYE" Units No Longer Earning Revenue - "NLE" Total 11,072 Dec 2001 Total 10,361 Mar 2002 Total 8,838 Mar 2003 Total 8,691 June 2002 Total 8,433 Sept 2002 Total 8,131 Dec 2002 Total 7,985 Jun 2003 (a) U.S. only (b) Excludes units for which customer deposits have been received. Total 7,200 Sept 2003 Total 8,079 Dec 2003 5,215 Units held for sale (b) 3,485 Total 8,648 Mar 2004 4,187 Total 7,770 Jun 2004 Total 7,167 Sept 2004 4,274 Total 8,305 Dec 2004 Total 9,530 Sept 2005 4,742 Total 10,231 Mar 2005 Total 9,141 June 2005 Total 8,626 Dec 2005

Financial Indicators Forecast (1) (1) Free Cash Flow and Debt to Equity include acquisitions. Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Free Cash Flow -270 126 366 269 147 -210 -130 2000 2001 2002 2003 2004 2005 2006 Forecast Midpoint Lease 974 399 452 459 863 1082 1273 Rental 190 131 19 220 242 252 220 Other 23 51 85 0 0 0 0 PPE 102 76 44 46 60 77 100 $1,289 $600 $725 $1,165 $657 $1,411 2000 2001 2002 2003 2004 2005 2006 Forecast Midpoint Balance Sheet Debt to Equity 1.61 1.39 1.4 1.35 1.18 1.43 1.37 Total Obligations to Equity 1.14 0.95 0.61 0.11 0.11 0.08 0.04 275% 234% 141% 146% 129% 151% Debt to Equity Ratio Free Cash Flow (2) ($ Millions) Gross Capital Expenditures ($ Millions) (2) 2000 2001 2002 2003 2004 2005 2006 Forecast Midpoint $1,593 201%

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation. Unless otherwise noted, these non-GAAP financial measures are presented for the fourth quarter 2005, full year 2005 and 2006 forecast:

Net Earnings and EPS Reconciliation ($ Millions or $ Earnings Per Share) Note: Earnings per share amounts are calculated independently for each component and may not be additive due to rounding

Return on Capital Reconciliation (1) Adjusted earnings calculated based on a 12-month rolling period. (2) Amounts represent equity adjustments made to conform with the adjustments to the earnings calculation. (3) Average shareholders' equity and average debt are calculated quarterly using a weighted average. (4) Shareholders' equity reflects impact of accumulated net pension related equity charge of $221 million as of 12/31/05 and $189 million as of 12/31/04. (5) The Company adopted return on capital, a non-GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. Note: Totals may not foot due to rounding differences. ($ Millions)

Free Cash Flow Reconciliation (1) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (2) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (3) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)